STRATEGIC COLLABORATION AGREEMENT
                        ---------------------------------


This Agreement is made and entered into on the 28th day of April 2003, between Peter Halmos & Sons, Inc. ("PHS") and ParkerVision, Inc. ("ParkerVision" or the "Company").

     WHEREAS, ParkerVision's business and intellectual property assets may have possible application to business opportunities beyond the scope of
ParkerVision's current business plans, and PHS will attempt to conceive and develop, solely and exclusively through its own efforts, new business opportunities that could have significant profit potential.

     In  consideration of the mutual promises made herein and for other good and
valuable  consideration,   the  receipt  of  sufficiency  of  which  are  hereby
acknowledged, the parties hereto agree as follows:

     1. The term of this Agreement is thirty-six (36) months commencing on April 28th, 2003.

     2. The Company and PHS hereby undertake a common enterprise whereby PHS, solely and exclusively by its own efforts as the promoter of the enterprise, will attempt to conceive and develop new business opportunities that could have significant profit potential. As inducement to PHS to attempt to conceive and develop such new business opportunities, the Company hereby issues to PHS two hundred fifty thousand (250,000) restricted shares of the Company's Common Stock ("Restricted Shares"). The Restricted Shares shall be issued under the Company's 2000 Performance Equity Plan. If any provision of this Agreement is in conflict with the Equity Plan, this Agreement controls.

          (a) Each certificate for Restricted Shares issued under this Agreement shall bear the following legends:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act") or applicable state law. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act and applicable state law."

          "The shares represented hereby are subject to the terms of a Strategic Collaboration Agreement dated April 28th, 2003, which restricts the right of the holder to sell such shares."

          (b) PHS agrees that it will not sell, transfer, assign, pledge or hypothecate more than 83,334 Restricted Shares during each of the next three


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twelve-month  periods commencing on April 1, 2003 unless and notwithstanding the foregoing PHS shall not make any sales until (i) the Company has received the opinion of counsel for PHS that such Restricted Shares may be sold pursuant to an exemption from registration under the Act and applicable state law, the availability of which is established to the reasonable satisfaction of the Company or (ii) a registration statement relating to such Restricted Shares has been filed by the Company and declared effective by the Securities and Exchange Commission ("SEC") and compliance with applicable state law (and the Company agrees, at its own cost and expense, to file such registration statement and to use best efforts to cause same to become effective by September 26, 2003, and comply with applicable state and other laws and regulations).

          (c) The rights and obligations of PHS under this Section 3 shall be binding on all persons to whom PHS transfers Shares in other than open market transactions.

     3. PHS acknowledges that it will become privy to material non-public information about the Company. Accordingly, PHS agrees to abide by the Company's policies regarding trading by insiders.

     4. The Company acknowledges that all information (written or oral) given by PHS to the Company in connection with this Agreement is intended solely for the benefit and use of the Company. The Company shall not make any public references to PHS, or use the PHS name in any annual report or any other reports or releases of the Company without PHS' prior written consent, except as may be required by law.

     5. PHS will  hold in  confidence  any  confidential  information  which the
Company provides to PHS pursuant to this Agreement, which is clearly and conspicuously identified as non-disclosable confidential information. Notwithstanding the foregoing, PHS shall not be required to maintain confidentiality with respect to Information (i) which is or becomes part of the public domain not due to the breach of this Agreement by PHS; (ii) of which it had independent knowledge prior to disclosure; (iii) which comes into the possession of PHS in the normal and routine course of its own business from and through independent non-confidential sources; or (iv) which is required to be disclosed by PHS by law, rule or regulation. If PHS is requested or required to disclose any confidential information supplied to it by the Company, PHS shall, unless prohibited by law, promptly notify the Company of such request(s) so that the Company may seek an appropriate protective order. This paragraph shall survive termination of PHS' engagement.

     6. This Agreement does not confer or convey to PHS any right, title, interest, license and/or claim, without restriction or limitation, to any of the Company's intellectual property.

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     7. The Company  confirms that in attempting to conceive and develop the new business opportunities referenced herein, PHS will use and rely on data, material and other information furnished to PHS by the Company, without independently verifying the accuracy, completeness or veracity of same. It is understood and acknowledged that the value of PHS' efforts is not quantifiable, that PHS is not obligated to spend any specific amount of time, and that there is no assurance any new business opportunities will be conceived or developed.

     8. The Company agrees to indemnify and hold harmless PHS, its directors, officers, employees, agents, representatives and controlling persons ("Indemnified Parties") from and against any and all losses, claims, damages, liabilities, judgments, fines, assessments, suits, actions, proceedings of any kind, costs and expenses (collectively, "Damages"), including, without limitation, reasonable attorneys, expert and investigator fees and expenses reimbursed as and when incurred payable within ten (10) days of notice or demand, at all levels of proceedings (i.e. investigatory, trial, appellate, etc.) If such Damages were, in any manner whatsoever, directly or indirectly caused by, related to, based upon or arising out of the activities of PHS authorized pursuant to this Agreement, to the maximum extent permitted by law, so long as PHS shall not have been finally and irreversibly adjudicated to have engaged in intentional or willful misconduct, or shall have been finally and irreversibly adjudicated to have acted grossly negligently, in connection with the matter(s) which form the basis of the claim for indemnification. Such indemnification (assuming the basis for the claim is valid, as authorized above) includes any claim by PHS for breach by the Company of any provision of this Agreement or the defense of any claim threatened or asserted by the Company, its stockholders, or any third party against Indemnified Parties. The Indemnification detailed in this paragraph 8 will survive termination of this Agreement.

     9. PHS will and shall act as an independent contractor and not as an employee or agent of the Company or any affiliate thereof. Neither PHS nor the Company shall have authority to act for, represent or bind the other or any affiliate thereof in any manner, except as may be expressly agreed to by PHS and the Company in writing from time to time.

     10. This Agreement shall constitute the entire Agreement and supercedes all prior agreements and understandings, both written and oral, between the Company and PHS with respect to the subject matter hereof and, except as otherwise expressly provided herein, is not intended to confer upon any other person any rights or remedies. Without limiting the foregoing, no representation or warranty with respect to PHS or the Company is being made by PHS or the Company, and the other party is not relying upon any representations or warranties, except as expressly set forth herein. If any portion of this Agreement is determined to be or becomes unenforceable or illegal, such portion shall be reformed to the maximum extent necessary in order for this Agreement to remain in effect in accordance with its terms, as modified by such reformation.

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     11. No  provision  of this  Agreement  may be amended,  modified or waived, except in writing signed by both parties. This Agreement shall be binding upon and inure to the benefit of each of the parties and their respective successors,
legal   representatives   and  assigns.   This  Agreement  may  be  executed  in
counterparts. In the event of any dispute under this Agreement, then and in such event, each party agrees that the same shall be submitted to the American Arbitration Association ("AAA") in the City of Jacksonville, Florida, for its decision and determination in accordance with its rules and regulations then in effect. Each of the parties agrees that the decision and/or award made by the AAA may be entered as judgment of the Courts of the State of Florida, and shall be enforceable as such. This Agreement shall be construed and enforced in accordance with the laws of the State of Florida, without giving effect to conflict of laws.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.




By: /s/ Peter Halmos                    By: /s/ Jeffrey L. Parker

Title: ________________________         Title: _________________________

Date: _________________________         Date: __________________________


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